UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22427

MSAR Completion Portfolio

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

April 30, 2013

Date of Reporting Period

Item 1. Reports to Stockholders

MSAR Completion Portfolio

April 30, 2013

Portfolio of Investments (Unaudited)

Corporate Bonds & Notes — 24.5%

Security	Principal Amount (000’s omitted)	Value

Banks — 0.4%
CIT Group, Inc., 5.375%, 5/15/20	$500	$566,250

		$566,250

Beverages — 0.4%
Constellation Brands, Inc., 6.00%, 5/1/22	$500	$579,375

		$579,375

Building Materials — 0.4%
Building Materials Corp. of America, 6.75%, 5/1/21(1)	$500	$555,000

		$555,000

Chemicals — 1.6%
Ashland, Inc., 3.00%, 3/15/16(1)	$500	$513,750
Celanese US Holdings, LLC, 5.875%, 6/15/21	500	561,250
Rockwood Specialties Group, Inc., 4.625%, 10/15/20	500	529,375
Tronox Finance, LLC, 6.375%, 8/15/20(1)	500	500,625

		$2,105,000

Commercial Services — 0.4%
FTI Consulting, Inc., 6.00%, 11/15/22(1)	$500	$536,250

		$536,250

Diversified Financial — 0.8%
International Lease Finance Corp., 5.875%, 8/15/22	$500	$552,128
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp., 5.625%, 3/15/20(1)	500	533,750

		$1,085,878

Electrical Components & Equipment — 0.4%
Belden, Inc., 5.50%, 9/1/22(1)	$500	$517,500

		$517,500

Electronics — 0.8%
Jabil Circuit, Inc., 5.625%, 12/15/20	$500	$538,750
Rexel SA, 6.125%, 12/15/19(1)	500	540,000

		$1,078,750

Entertainment — 0.4%
National CineMedia, LLC, 6.00%, 4/15/22	$500	$547,500

		$547,500

Security	Principal Amount (000’s omitted)	Value

Environmental Controls — 0.4%
Clean Harbors, Inc., 5.125%, 6/1/21(1)	$500	$526,250

		$526,250

Foods — 0.8%
Post Holdings, Inc., 7.375%, 2/15/22	$500	$557,500
Smithfield Foods, Inc., 6.625%, 8/15/22	500	556,250

		$1,113,750

Health Care – Products — 0.4%
Hologic, Inc., 6.25%, 8/1/20	$500	$542,500

		$542,500

Health Care – Services — 1.7%
Amsurg Corp., 5.625%, 11/30/20(1)	$500	$530,000
Fresenius Medical Care US Finance II, Inc., 5.625%, 7/31/19(1)	500	561,250
HCA, Inc., 6.50%, 2/15/20	500	578,750
LifePoint Hospitals, Inc., 6.625%, 10/1/20	500	546,875

		$2,216,875

Household Products — 0.6%
Jarden Corporation, 6.125%, 11/15/22	$550	$601,562
Mead Products, LLC/ACCO Brands Corp., 6.75%, 4/30/20(1)	205	218,838

		$820,400

Internet — 0.4%
Equinix, Inc., 7.00%, 7/15/21	$500	$568,125

		$568,125

Iron & Steel — 0.8%
ArcelorMittal, 6.75%, 2/25/22	$500	$549,430
Steel Dynamics, Inc., 6.375%, 8/15/22(1)	500	550,000

		$1,099,430

Leisure Time — 0.8%
Carlson Wagonlit BV, 6.875%, 6/15/19(1)	$500	$532,500
NCL Corp., Ltd., 5.00%, 2/15/18(1)	500	521,875

		$1,054,375

1	See Notes to Financial Statements.

MSAR Completion Portfolio

April 30, 2013

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Machinery – Diversified — 0.4%
Case New Holland, Inc., 7.875%, 12/1/17	$500	$597,500

		$597,500

Media — 2.0%
AMC Networks, Inc., 4.75%, 12/15/22	$500	$516,250
CCO Holdings, LLC/CCO Capital Corp., 6.50%, 4/30/21	500	545,000
CSC Holdings, LLC, 7.875%, 2/15/18	500	590,000
Starz, LLC/Starz Finance Corp., 5.00%, 9/15/19	500	524,375
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 1/15/23(1)	500	520,000

		$2,695,625

Mining — 0.8%
Eldorado Gold Corp., 6.125%, 12/15/20(1)	$500	$512,500
New Gold, Inc., 7.00%, 4/15/20(1)	500	532,500

		$1,045,000

Oil & Gas — 3.3%
Atwood Oceanics, Inc., 6.50%, 2/1/20	$500	$547,500
Berry Petroleum Co., 6.375%, 9/15/22	500	536,875
Chesapeake Energy Corp., 6.125%, 2/15/21	500	552,500
Concho Resources, Inc., 6.50%, 1/15/22	500	557,500
Denbury Resources, Inc., 6.375%, 8/15/21	500	560,000
PBF Holding Co., LLC/PBF Finance Corp., 8.25%, 2/15/20	500	567,500
Plains Exploration & Production Co., 6.875%, 2/15/23	500	571,875
Precision Drilling Corp., 6.625%, 11/15/20	500	541,250

		$4,435,000

Packaging & Containers — 0.8%
Ball Corp., 5.00%, 3/15/22	$500	$533,750
Crown Americas, LLC/Crown Americas Capital Corp. IV, 4.50%, 1/15/23(1)	500	513,125

		$1,046,875

Pharmaceuticals — 0.4%
Valeant Pharmaceuticals International, Inc., 6.375%, 10/15/20(1)	$500	$556,250

		$556,250

Real Estate — 0.4%
CB Richard Ellis Service, Inc., 6.625%, 10/15/20	$500	$550,000

		$550,000

Security	Principal Amount (000’s omitted)	Value

Real Estate Investment Trusts (REITs) — 0.4%
RHP Hotel Properties, LP/RHP Finance Corp., 5.00%, 4/15/21(1)	$500	$512,188

		$512,188

Retail — 1.2%
AmeriGas Finance, LLC/AmeriGas Finance Corp., 7.00%, 5/20/22	$500	$561,250
Dufry Finance SCA, 5.50%, 10/15/20(1)	500	524,224
Sally Holdings, LLC/Sally Capital, Inc., 5.75%, 6/1/22	500	541,250

		$1,626,724

Software — 0.4%
Nuance Communications, Inc., 5.375%, 8/15/20(1)	$500	$522,500

		$522,500

Telecommunications — 2.9%
CenturyLink, Inc., 5.625%, 4/1/20	$500	$534,650
Lynx I Corp., 5.375%, 4/15/21(1)	500	536,250
MetroPCS Wireless, Inc., 6.625%, 4/1/23(1)	600	647,250
Sprint Nextel Corp., 7.00%, 3/1/20(1)	500	570,000
UPCB Finance VI, Ltd., 6.875%, 1/15/22(1)	500	551,250
Wind Acquisition Finance SA, 7.25%, 2/15/18(1)	500	527,500
Windstream Corp., 7.50%, 4/1/23	500	547,500

		$3,914,400

Total Corporate Bonds & Notes (identified cost $32,324,506)		$33,015,270

Commercial Mortgage-Backed Securities — 46.3%

Security	Principal Amount (000’s omitted)	Value
BACM, Series 2003-2, Class A4, 5.061%, 3/11/41(2)	$2,071	$2,081,881
BACM, Series 2004-1, Class A4, 4.76%, 11/10/39	2,137	2,178,812
BACM, Series 2004-6, Class A5, 4.811%, 12/10/42	1,500	1,579,957
BACM, Series 2005-1, Class A5, 5.341%, 11/10/42(2)	1,916	2,048,359
BSCMS, Series 2002-TOP8, Class A2, 4.83%, 8/15/38	33	32,505
BSCMS, Series 2004-T14, Class A4, 5.20%, 1/12/41(2)	1,206	1,237,360
BSCMS, Series 2005-PWR7, Class A3, 5.116%, 2/11/41(2)	185	197,668
CGCMT, Series 2004-C1, Class A3, 5.251%, 4/15/40(2)	21	20,742

2	See Notes to Financial Statements.

MSAR Completion Portfolio

April 30, 2013

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value
CGCMT, Series 2004-C1, Class A4, 5.613%, 4/15/40(2)	$1,030	$1,065,495
CGCMT, Series 2004-C2, Class A5, 4.733%, 10/15/41	1,300	1,362,127
CSFB, Series 2003-C3, Class D, 4.131%, 5/15/38	1,792	1,791,419
CSFB, Series 2003-C5, Class D, 5.116%, 12/15/36(2)	2,200	2,263,357
CSFB, Series 2004-C2, Class A2, 5.416%, 5/15/36(2)	1,475	1,523,319
CSFB, Series 2004-C3, Class A5, 5.113%, 7/15/36(2)	2,595	2,710,439
DDR, Series 2009-DDR1, Class C, 6.223%, 10/14/22(1)	3,000	3,181,264
GCCFC, Series 2003-C1, Class D, 4.29%, 7/5/35(1)	1,250	1,251,821
GECMC, Series 2003-C2, Class A4, 5.145%, 7/10/37	275	277,068
GECMC, Series 2004-C1, Class A3, 4.596%, 11/10/38	856	868,569
GECMC, Series 2004-C2, Class A4, 4.893%, 3/10/40	1,260	1,293,408
GECMC, Series 2004-C3, Class A4, 5.189%, 7/10/39(2)	2,342	2,445,069
GECMC, Series 2005-C1, Class A3, 4.578%, 6/10/48	827	843,228
GMACC, Series 2004-C3, Class A5, 4.864%, 12/10/41	2,000	2,106,600
GSMS, Series 2004-GG2, Class A6, 5.396%, 8/10/38(2)	3,375	3,503,299
JPMCC, Series 2003-CB7, Class A4, 4.879%, 1/12/38(2)	1,722	1,749,588
JPMCC, Series 2003-LN1, Class A2, 4.92%, 10/15/37(2)	2,793	2,807,958
JPMCC, Series 2003-PM1A, Class A4, 5.326%, 8/12/40(2)	2,031	2,035,004
JPMCC, Series 2004-C1, Class A3, 4.719%, 1/15/38	1,000	1,018,541
JPMCC, Series 2005-CB11, Class A3, 5.197%, 8/12/37	991	1,010,070
JPMCC, Series 2005-LDP1, Class A3, 4.865%, 3/15/46	1,150	1,173,170
JPMCC, Series 2005-LDP3, Class A3, 4.959%, 8/15/42	87	87,017
LB-UBS, Series 2004-C4, Class A4, 5.713%, 6/15/29(2)	2,000	2,075,562
MLMT, Series 2004-BPC1, Class A5, 4.855%, 10/12/41(2)	499	520,468
MLMT, Series 2005-LC1, Class A4, 5.291%, 1/12/44(2)	1,467	1,614,526
MSC, Series 2003-IQ5, Class A4, 5.01%, 4/15/38	415	418,009
MSC, Series 2003-IQ6, Class A4, 4.97%, 12/15/41	1,045	1,061,580
MSC, Series 2003-T11, Class B, 5.427%, 6/13/41(2)	250	252,033
MSC, Series 2004-IQ7, Class A4, 5.542%, 6/15/38(2)	1,109	1,148,042
MSC, Series 2004-IQ8, Class A5, 5.11%, 6/15/40(2)	2,357	2,440,942
WBCMT, Series 2003-C5, Class A2, 3.989%, 6/15/35	88	87,665
WBCMT, Series 2003-C7, Class A2, 5.077%, 10/15/35(1)(2)	2,241	2,263,049
WBCMT, Series 2004-C11, Class A5, 5.215%, 1/15/41(2)	1,490	1,544,778
WBCMT, Series 2004-C12, Class A4, 5.478%, 7/15/41(2)	3,115	3,232,331

Total Commercial Mortgage-Backed Securities (identified cost $61,377,753)		$62,404,099

Call Options Purchased — 0.0%(3)

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index	38	$1,655.00	5/3/13	$285
S&P 500 Index	37	1,700.00	5/10/13	370
S&P 500 Index	38	1,660.00	5/18/13	2,185
S&P 500 Index	38	1,685.00	5/24/13	1,330
S&P 500 Index FLEX	39	1,665.00	5/1/13	0
S&P 500 Index FLEX	38	1,670.00	5/6/13	6
S&P 500 Index FLEX	38	1,694.00	5/8/13	2
S&P 500 Index FLEX	37	1,670.00	5/13/13	281
S&P 500 Index FLEX	38	1,660.00	5/15/13	1,074
S&P 500 Index FLEX	38	1,670.00	5/20/13	1,208
S&P 500 Index FLEX	38	1,685.00	5/22/13	644
S&P 500 Index FLEX	37	1,702.00	5/28/13	619

Total Call Options Purchased (identified cost $10,864)				$8,004

Put Options Purchased — 0.0%(3)

Description	Number of Contracts	Strike Price	Expiration Date	Value
S&P 500 Index	38	$1,395.00	5/3/13	$95
S&P 500 Index	37	1,440.00	5/10/13	925
S&P 500 Index	38	1,395.00	5/18/13	665
S&P 500 Index	38	1,430.00	5/24/13	3,325
S&P 500 Index FLEX	39	1,415.00	5/1/13	0
S&P 500 Index FLEX	38	1,419.00	5/6/13	1
S&P 500 Index FLEX	38	1,451.00	5/8/13	34
S&P 500 Index FLEX	37	1,420.00	5/13/13	112
S&P 500 Index FLEX	38	1,390.00	5/15/13	87
S&P 500 Index FLEX	38	1,415.00	5/20/13	685
S&P 500 Index FLEX	38	1,425.00	5/22/13	1,260
S&P 500 Index FLEX	37	1,445.00	5/28/13	4,059

Total Put Options Purchased (identified cost $79,743)				$11,248

Short-Term Investments — 23.1%

Description	Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.10%(4)	$31,161	$31,160,749

Total Short-Term Investments (identified cost $31,160,749)		$31,160,749

Total Investments — 93.9% (identified cost $124,953,615)		$126,599,370

3	See Notes to Financial Statements.

MSAR Completion Portfolio

April 30, 2013

Portfolio of Investments (Unaudited) — continued

Call Options Written — (0.4)%

Description	Number of Contracts	Strike Price	Expiration Date	Value

S&P 500 Index	38	$1,580.00	5/3/13	$(75,240)
S&P 500 Index	37	1,620.00	5/10/13	(9,712)
S&P 500 Index	38	1,585.00	5/18/13	(82,080)
S&P 500 Index	38	1,610.00	5/24/13	(40,660)
S&P 500 Index FLEX	39	1,590.00	5/1/13	(28,807)
S&P 500 Index FLEX	38	1,592.00	5/6/13	(42,550)
S&P 500 Index FLEX	38	1,615.00	5/8/13	(11,837)
S&P 500 Index FLEX	37	1,595.00	5/13/13	(50,045)
S&P 500 Index FLEX	38	1,585.00	5/15/13	(77,367)
S&P 500 Index FLEX	38	1,595.00	5/20/13	(62,716)
S&P 500 Index FLEX	38	1,610.00	5/22/13	(38,974)
S&P 500 Index FLEX	37	1,622.00	5/28/13	(29,468)

Total Call Options Written (premiums received $278,436)				$(549,456)

Put Options Written — 0.0%(3)

Description	Number of Contracts	Strike Price	Expiration Date	Value
S&P 500 Index	38	$1,470.00	5/3/13	$(285)
S&P 500 Index	37	1,520.00	5/10/13	(4,440)
S&P 500 Index	38	1,470.00	5/18/13	(2,565)
S&P 500 Index	38	1,505.00	5/24/13	(11,685)
S&P 500 Index FLEX	39	1,490.00	5/1/13	0
S&P 500 Index FLEX	38	1,497.00	5/6/13	(115)
S&P 500 Index FLEX	38	1,530.00	5/8/13	(1,917)
S&P 500 Index FLEX	37	1,495.00	5/13/13	(1,798)
S&P 500 Index FLEX	38	1,465.00	5/15/13	(1,046)
S&P 500 Index FLEX	38	1,490.00	5/20/13	(5,018)
S&P 500 Index FLEX	38	1,500.00	5/22/13	(7,899)
S&P 500 Index FLEX	37	1,525.00	5/28/13	(19,833)

Total Put Options Written (premiums received $257,036)				$(56,601)

Other Assets, Less Liabilities — 6.5%				$8,826,412

Net Assets — 100.0%				$134,819,725

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

BACM	–	Banc of America Commercial Mortgage Trust
BSCMS	–	Bear Stearns Commercial Mortgage Securities Trust
CGCMT	–	Citigroup Commercial Mortgage Trust
CSFB	–	Credit Suisse First Boston Mortgage Securities Trust
DDR	–	Developers Diversified Realty Corp.
FLEX	–	FLexible EXchange traded option, representing a customized option contract with negotiated contract terms.
GCCFC	–	Greenwich Capital Commercial Funding Corp.
GECMC	–	General Electric Commercial Mortgage Corp.
GMACC	–	GMAC Commercial Mortgage Securities, Inc. Trust
GSMS	–	Goldman Sachs Mortgage Securities Corp. II
JPMCC	–	JPMorgan Chase Commercial Mortgage Securities Trust
LB-UBS	–	LB-UBS Commercial Mortgage Trust
MLMT	–	Merrill Lynch Mortgage Trust
MSC	–	Morgan Stanley Capital I Trust
WBCMT	–	Wachovia Bank Commercial Mortgage Trust

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At April 30, 2013, the aggregate value of these securities is $20,859,259 or 15.5% of the Portfolio’s net assets.

(2)	Weighted average fixed-rate coupon that changes/updates monthly.

(3)	Amount is less than 0.05%.

(4)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2013.

4	See Notes to Financial Statements.

MSAR Completion Portfolio

April 30, 2013

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2013
Unaffiliated investments, at value (identified cost, $93,792,866)	$95,438,621
Affiliated investment, at value (identified cost, $31,160,749)	31,160,749
Cash	8,423,423
Restricted cash*	229,500
Interest receivable	715,201
Interest receivable from affiliated investment	3,177
Receivable for investments sold	313,199
Receivable for open swap contracts	108,065
Total assets	$136,391,935

Liabilities
Written options outstanding, at value (premiums received, $535,472)	$606,057
Payable for investments purchased	520,692
Payable for variation margin on open financial futures contracts	22,500
Payable for open swap contracts	290,762
Payable to affiliates:
Investment adviser fee	92,113
Trustees’ fees	857
Accrued expenses	39,229
Total liabilities	$1,572,210
Net Assets applicable to investors’ interest in Portfolio	$134,819,725

Sources of Net Assets
Investors’ capital	$133,032,674
Net unrealized appreciation	1,787,051
Total	$134,819,725

*	Represents restricted cash on deposit at the broker for open financial futures contracts.

5	See Notes to Financial Statements.

MSAR Completion Portfolio

April 30, 2013

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2013
Interest	$1,508,961
Interest allocated from affiliated investment	19,138
Expenses allocated from affiliated investment	(1,835)
Total investment income	$1,526,264

Expenses
Investment adviser fee	$602,931
Trustees’ fees and expenses	3,655
Custodian fee	78,127
Legal and accounting services	23,431
Miscellaneous	4,966
Total expenses	$713,110
Deduct —
Reduction of custodian fee	$54
Total expense reductions	$54

Net expenses	$713,056

Net investment income	$813,208

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(1,758,942)
Investment transactions allocated from affiliated investment	545
Written options	972,468
Financial futures contracts	(511,098)
Swap contracts	(603,734)
Net realized loss	$(1,900,761)
Change in unrealized appreciation (depreciation) —
Investments	$(321,539)
Written options	(292,938)
Financial futures contracts	636,673
Swap contracts	(182,697)
Net change in unrealized appreciation (depreciation)	$(160,501)

Net realized and unrealized loss	$(2,061,262)

Net decrease in net assets from operations	$(1,248,054)

6	See Notes to Financial Statements.

MSAR Completion Portfolio

April 30, 2013

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012
From operations —
Net investment income	$813,208	$1,264,553
Net realized loss from investment transactions, written options, financial futures contracts and swap contracts	(1,900,761)	(7,744,130)
Net change in unrealized appreciation (depreciation) from investments, written options, financial futures contracts and swap contracts	(160,501)	3,618,161
Net decrease in net assets from operations	$(1,248,054)	$(2,861,416)
Capital transactions —
Contributions	$27,890,582	$161,565,715
Withdrawals	(74,714,073)	(363,381,106)
Net decrease in net assets from capital transactions	$(46,823,491)	$(201,815,391)

Net decrease in net assets	$(48,071,545)	$(204,676,807)

Net Assets
At beginning of period	$182,891,270	$387,568,077
At end of period	$134,819,725	$182,891,270

7	See Notes to Financial Statements.

MSAR Completion Portfolio

April 30, 2013

Supplementary Data

Ratios/Supplemental Data	Six Months Ended April 30, 2013 (Unaudited)		Year Ended October 31, 2012	Year Ended October 31, 2011	Period Ended October 31, 2010(1)
Ratios (as a percentage of average daily net assets):
Expenses(2)	0.88	%(3)	0.86%	0.92%	1.20	%(3)
Net investment income	1.00	%(3)	0.47%	0.62%	1.90	%(3)
Portfolio Turnover	48	%(4)	37%	32%	2	%(4)

Total Return	(0.59	)%(4)	(0.20)%	0.90%	0.30	%(4)

Net assets, end of period (000’s omitted)	$134,820		$182,891	$387,568	$103,405

(1)	For the period from the start of business, August 24, 2010, to October 31, 2010.

(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(3)	Annualized.

(4)	Not annualized.

8	See Notes to Financial Statements.

MSAR Completion Portfolio

April 30, 2013

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

MSAR Completion Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2013, Eaton Vance Multi-Strategy Absolute Return Fund held a 99.6% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Exchange-traded options (other than FLexible EXchange traded options) are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) and FLexible EXchange traded options traded at the Chicago Board Options Exchange are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded. Total return swaps are valued by obtaining the value of the underlying index or instruments and reference interest rate from a third party pricing service. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Portfolio’s investment in Cash Reserves Fund reflects the Portfolio’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. If one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of April 30, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

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G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

K  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a fixed or variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of interest rates, securities, or the index.

L  Interim Financial Statements — The interim financial statements relating to April 30, 2013 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.615% of the Portfolio’s average daily net assets up to $500 million and at reduced rates on daily net assets of $500 million or more. In addition, BMR also receives an investment adviser fee in an amount equal to 0.55% of the Portfolio’s average daily net assets that are subject to a written put spread and/or call spread strategy up to $500 million and at reduced rates when the Portfolio’s daily net assets are $500 million or more. The investment adviser fee is payable monthly. For the six months ended April 30, 2013, the investment adviser fee amounted to $602,931 or 0.74% (annualized) of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. Pursuant to a sub-advisory agreement, BMR has delegated the

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Notes to Financial Statements (Unaudited) — continued

investment management of the Portfolio’s options strategy to Parametric Risk Advisors LLC (PRA), an indirect affiliate of EVM. BMR pays PRA a portion of its adviser fee for sub-advisory services provided to the Portfolio.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2013, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, aggregated $48,272,452 and $44,246,606, respectively, for the six months ended April 30, 2013.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at April 30, 2013, as determined on a federal income tax basis, were as follows:

Aggregate cost	$125,787,186

Gross unrealized appreciation	$1,369,456
Gross unrealized depreciation	(557,272)

Net unrealized appreciation	$812,184

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts, written options and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written options at April 30, 2013 is included in the Portfolio of Investments.

A summary of obligations under these financial instruments at April 30, 2013 is as follows:

Futures Contracts
Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation
6/13	60 U.S. Ultra-Long Treasury Bond	Long	$9,466,047	$9,860,625	$394,578

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Notes to Financial Statements (Unaudited) — continued

Total Return Swaps
Counterparty	Notional Amount (000’s omitted)	Portfolio Pays/Receives Return on Reference Index	Reference Index	Portfolio Pays/Receives Rate	Rate	Expiration Date	Net Unrealized Appreciation (Depreciation)

Societe Generale	$4,895	Receives	SGI Vol Invest Alpha 2 Index	Pays	0.30%	2/21/14	$108,065
Societe Generale	9,511	Receives	SGI Vol Invest Beta 2 Index	Pays	1-Month USD-LIBOR-BBA+0.30%	2/21/14	(290,762)

							$(182,697)

Written options activity for the six months ended April 30, 2013 was as follows:

	Number of Contracts	Premiums Received

Outstanding, beginning of period	1,008	$612,514
Options written	6,344	3,734,521
Options exercised	(1,707)	(1,069,238)
Options expired	(4,737)	(2,742,325)

Outstanding, end of period	908	$535,472

At April 30, 2013, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective and its use of derivatives, the Portfolio is subject to the following risks:

Equity Price Risk: The Portfolio seeks to generate incremental return by writing a series of call and put option spread transactions on an index of common stocks. If the index appreciates or depreciates sufficiently over the period to offset the net premium received, the Portfolio will incur a net loss. The amount of potential loss in the event of a sharp market movement is subject to a cap defined by the difference in strike prices between written and purchased call and put options, and the notional value of the positions. During the six months ended April 30, 2013, the Portfolio also held certain purchased put options and total return swap contracts to hedge against fluctuations in security prices of investments held by Eaton Vance Multi-Strategy Absolute Return Fund, for which the Portfolio serves as its completion portfolio.

Interest Rate Risk: The Portfolio holds fixed-rate bonds. The value of these bonds may decrease if interest rates rise. To hedge against fluctuations in interest rates and to manage its effective duration, the Portfolio purchases and sells U.S. Treasury futures contracts.

The Portfolio enters into swap contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which may trigger a payment by the Portfolio for those derivatives in a liability position. At April 30, 2013, the fair value of derivatives with credit-related contingent features in a net liability position was $290,762.

The non-exchange traded derivatives in which the Portfolio invests, including swap contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At April 30, 2013, the maximum amount of loss the Portfolio would incur due to counterparty risk was $108,065, representing the fair value of such derivatives in an asset position. To mitigate this risk, the Portfolio has entered into a master netting agreement with its derivative counterparty, which allows it and the counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio or the counterparty. At April 30, 2013, the maximum amount of loss the Portfolio would incur due to counterparty risk would be reduced by approximately $108,000 due to the master netting agreement. The counterparty may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparty with respect to such contracts would also reduce the amount of any loss incurred.

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Notes to Financial Statements (Unaudited) — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2013 was as follows:

		Fair Value
Risk	Derivative	Asset Derivative		Liability Derivative

Equity Price	Purchased options	$19,252	(1)	$—

Equity Price	Total return swaps	108,065	(2)	(290,762	)(3)

Equity Price	Written options	—		(606,057	)(4)

		$127,317		$(896,819)

Interest Rate	Futures contracts	$394,578	*	$—

		$394,578		$—

(1)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.

(2)	Statement of Assets and Liabilities location: Receivable for open swap contracts; Net unrealized appreciation.

(3)	Statement of Assets and Liabilities location: Payable for open swap contracts; Net unrealized appreciation.

(4)	Statement of Assets and Liabilities location: Written options outstanding, at value.

*	Amount represents cumulative unrealized appreciation on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the six months ended April 30, 2013 was as follows:

Risk	Derivative	Realized Gain (Loss) on Derivatives Recognized in Income		Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Equity Price	Purchased options	$(2,234,783	)(1)	$318,136	(5)

Equity Price	Total return swaps	(603,734	)(2)	(182,697	)(6)

Equity Price	Written options	972,468	(3)	(292,938	)(7)

Total		$(1,866,049)		$(157,499)

Interest Rate	Futures contracts	(511,098	)(4)	636,673	(8)

Total		$(511,098)		$636,673

(1)	Net realized gain (loss) – Investment transactions.

(2)	Net realized gain (loss) – Swap contracts.

(3)	Net realized gain (loss) – Written options.

(4)	Net realized gain (loss) – Financial futures contracts.

(5)	Change in unrealized appreciation (depreciation) – Investments.

(6)	Change in unrealized appreciation (depreciation) – Swap contracts.

(7)	Change in unrealized appreciation (depreciation) – Written options.

(8)	Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional amounts of futures contracts and swap contracts outstanding during the six months ended April 30, 2013, which are indicative of the volume of these derivative types, were approximately $11,143,000 and $6,264,000, respectively.

The average number of purchased options contracts outstanding during the six months ended April 30, 2013, which is indicative of the volume of this derivative type, was approximately 1,300 contracts.

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Notes to Financial Statements (Unaudited) — continued

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $600 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.08% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the six months ended April 30, 2013.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2013, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Corporate Bonds & Notes	$—	$33,015,270	$—	$33,015,270
Commercial Mortgage-Backed Securities	—	62,404,099	—	62,404,099
Call Options Purchased	4,170	3,834	—	8,004
Put Options Purchased	5,010	6,238	—	11,248
Short-Term Investments	—	31,160,749	—	31,160,749

Total Investments	$9,180	$126,590,190	$—	$126,599,370

Futures Contracts	$394,578	$—	$—	$394,578
Swap Contracts	—	108,065	—	108,065

Total	$403,758	$126,698,255	$—	$127,102,013

Liability Description

Call Options Written	$(207,692)	$(341,764)	$—	$(549,456)

Put Options Written	(18,975)	(37,626)	—	(56,601)
Swap Contracts	—	(290,762)	—	(290,762)

Total	$(226,667)	$(670,152)	$—	$(896,819)

The Portfolio held no investments or other financial instruments as of October 31, 2012 whose fair value was determined using Level 3 inputs. At April 30, 2013, there were no investments transferred between Level 1 and Level 2 during the six months then ended.

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MSAR Completion Portfolio

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 23, 2013, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2013, as well as information considered during prior meetings of the committee. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;

•

An independent report comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices and customized peer groups, in each case as approved by the Board with respect to the funds;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•

Information about the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and the fund’s policies with respect to “soft dollar” arrangements;

•	Data relating to portfolio turnover rates of each fund;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s processes for monitoring best execution of portfolio transactions, and other policies and practices of each adviser with respect to trading;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;

•

Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

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Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each advisory agreement.

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2013, with respect to one or more funds, the Board met eight times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twenty-one, five, nine and thirteen times respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each adviser relating to each fund. The Board and its Committees considered the investment and trading strategies used in pursuing each fund’s investment objective, including, where relevant, the use of derivative instruments, as well as processes for monitoring best execution of portfolio transactions and risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of MSAR Completion Portfolio (the “Portfolio”) with Boston Management and Research (the “Adviser”), an affiliate of Eaton Vance Management and the sub-advisory agreement with Parametric Risk Advisors LLC (the “Sub-adviser”), an affiliate of Eaton Vance Management, including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and the sub-advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. With respect to the Adviser, the Board considered the Adviser’s responsibilities supervising the Sub-adviser and coordinating activities in implementing the Portfolio’s investment strategy. With respect to the Sub-adviser, the Board considered its abilities in analyzing factors relevant to investing in options on indices. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

16

MSAR Completion Portfolio

Board of Trustees’ Contract Approval — continued

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and the sub-advisory agreement.

Portfolio Performance

The Board compared the Portfolio’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2012 for the Portfolio. In light of the Portfolio’s relatively brief operating history, the Board concluded that additional time is required to evaluate Portfolio performance.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Portfolio (referred to as “management fees”). As part of its review, the Board considered the management fees and the Portfolio’s total expense ratio for the year ended September 30, 2012, as compared to a group of similarly managed funds selected by an independent data provider. The Board noted that the Portfolio has established a wholly-owned subsidiary to accommodate the Portfolio’s commodity-related investments. The subsidiary is managed by the Adviser pursuant to a separate investment advisory agreement that is subject to annual approval by the Board. The subsidiary’s fee rates are the same as those charged to the Portfolio, and the Portfolio will not pay any additional management fees with respect to its assets invested in the subsidiary. The Board also considered factors that had an impact on Portfolio expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions taken by management in recent years to reduce expenses at the Eaton Vance fund complex level, including the negotiation of reduced fees for transfer agency and custody services.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with their relationships with the Portfolio, including the benefits of research services that may be available to the Adviser or the Sub-adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Portfolio and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Portfolio and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Portfolio currently shares in the benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, will allow the Portfolio to continue to benefit from economies of scale in the future.

17

MSAR Completion Portfolio

April 30, 2013

Officers and Trustees

Officers of MSAR Completion Portfolio

Payson F. Swaffield

President

Maureen A. Gemma

Vice President, Secretary and Chief Legal Officer

James F. Kirchner

Treasurer

Paul M. O’Neil

Chief Compliance Officer

Trustees of MSAR Completion Portfolio

Ralph F. Verni

Chairman

Scott E. Eston

Benjamin C. Esty

Thomas E. Faust Jr.*

Allen R. Freedman

William H. Park

Ronald A. Pearlman

Helen Frame Peters

Lynn A. Stout

Harriett Tee Taggart

*	Interested Trustee

18

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Not required in this filing.

Item 5. Audit Committee of Listed Registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MSAR Completion Portfolio

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	June 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	June 7, 2013

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	June 7, 2013